                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


Available Amount to Note Holders:                                                                    7,358,175.14

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                              --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                               --
              (b) Servicer Fees from current and prior Collection Period                                72,826.56
              (c) Servicing Charges inadvertantly deposited in Collection Account                               -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                               18,446.42
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --
(vii)         Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                          --
              Class A-2 Note Interest                                                                  159,734.18
              Class A-3 Note Interest                                                                  238,484.95
              Class A-4 Note Interest                                                                  331,522.69

(viii)      Class B-1 Note Interest                                                                     21,024.33
(ix)        Class B-2 Note Interest                                                                     13,619.99
(x)         Class B-3 Note Interest                                                                     17,879.28
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                          --
              Class A-2 Principal Distribution Amount                                                6,149,981.94
              Class A-3 Principal Distribution Amount                                                          --
              Class A-4 Principal Distribution Amount                                                          --
(xii)       Note Insuer Reimbursement Amount                                                                   --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              133,695.26
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               66,847.62
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              133,695.26
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                               --
(xviii)     Remaining Amount to Residual Holder                                                                --



            Reviewed By:



            --------------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 2000




                      Initial        Beginning         Base         Additional       Total           Ending           Ending
                     Principal       Principal       Principal       Principal     Principal        Principal       Certificate
   Class              Balance         Balance      Distribution    Distribution   Distribution       Balance          Factor
 -------------     --------------  --------------  -------------   ------------   ------------   --------------     -----------
 Class A-1          70,687,140.00              --             --             --             --               --      0.0000000
 Class A-2          53,856,869.00   34,914,573.99   6,149,981.94             --   6,149,981.94    28,764,592.05      0.5340933
 Class A-3          52,510,447.00   52,510,447.00             --             --             --    52,510,447.00      1.0000000
 Class A-4          70,687,140.00   70,687,140.00                            --             --    70,687,140.00      1.0000000
                   --------------  --------------   ------------           ----   ------------   --------------      ---------
  Total Class A    247,741,596.00  158,112,160.99   6,149,981.94             --   6,149,981.94   151,962,179.05      0.6133898
 Class B-1           5,385,687.00    3,437,220.97     133,695.26             --     133,695.26     3,303,525.71      0.6133898
 Class B-2           2,692,843.00    1,718,610.17      66,847.62             --      66,847.62     1,651,762.55      0.6133898
 Class B-3           5,385,687.00    3,437,220.98     133,695.26             --     133,695.26     3,303,525.71      0.6133898
                   --------------  --------------   ------------           ----   ------------   --------------
  Total            261,205,813.00  166,705,213.11   6,484,220.09                  6,484,220.09   160,220,993.02

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2000                                             2,063,613.16
     Investment earnings on amounts in Collection Account                                              12,149.42
     Payments due Collection Account from last 3 business days of Collection Period                 1,067,186.40
     Additional contribution for terminated trade-ups and rebooked leases                             157,833.85
     Servicer Advance on current Determination Date                                                 4,057,392.31
                                                                                                   -------------
      Available Funds on Payment Date                                                               7,358,175.14
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                   -------------
 REMAINING AVAILABLE FUNDS                                                                          7,358,175.14
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                   -------------
 REMAINING AVAILABLE FUNDS                                                                          7,358,175.14
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                       --
     Unreimbursed Servicer Advances paid                                                                      --
                                                                                                   -------------
      Unreimbursed Servicer Advances remaining unpaid                                                         --
                                                                                                   -------------
REMAINING AVAILABLE FUNDS                                                                           7,358,175.14
SERVICER FEES
     Servicer Fees due                                                                                 72,826.56
     Servicer Fees paid                                                                                72,826.56
                                                                                                   -------------
      Servicer Fees remaining unpaid                                                                          --
                                                                                                   -------------
 REMAINING AVAILABLE FUNDS                                                                          7,285,348.58
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                                --
                                                                                                   -------------
 REMAINING AVAILABLE FUNDS                                                                          7,285,348.58
PREMIUM AMOUNT
     Premium Amount due                                                                                18,446.42
     Premium Amount paid                                                                               18,446.42
                                                                                                   -------------
      Premium Amount remaining unpaid                                                                         --
                                                                                                   -------------
 REMAINING AVAILABLE FUNDS                                                                          7,266,902.16
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                   -------------
      Indenture Trustee Fee remaining unpaid                                                                  --
                                                                                                   -------------
 REMAINING AVAILABLE FUNDS                                                                          7,266,485.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000



REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                     --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                75,000.00
                                                                                                 ---------------
     Total Indenture Trustee Expenses paid                                                                    --
                                                                                                 ---------------
     Indenture Trustee Expenses unpaid                                                                        --

 REMAINING AVAILABLE FUNDS                                                                          7,266,485.49
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                  --
     Class A-2 Note Interest                                                                          159,734.18
     Class A-3 Note Interest                                                                          238,484.95
     Class A-4 Note Interest                                                                          331,522.69
                                                                                                 ---------------
      Total Class A Interest due                                                                      729,741.81
                                                                                                 ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,536,743.69
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       21,024.33
     Class B-1 Note Interest paid                                                                      21,024.33
                                                                                                 ---------------
      Class B-1 Note Interest remaining unpaid                                                                --
                                                                                                 ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,515,719.35
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                       13,619.99
     Class B-2 Note Interest paid                                                                      13,619.99
                                                                                                 ---------------
      Class B-2 Note Interest remaining unpaid                                                                --
                                                                                                 ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,502,099.36
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                       17,879.28
     Class B-3 Note Interest paid                                                                      17,879.28
                                                                                                 ---------------
      Class B-3 Note Interest remaining unpaid                                                                --
                                                                                                 ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,484,220.09
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                 6,149,981.94
     Class A Note Principal Balance as of preceding Payment Date                                  158,112,160.99
                                                                                                 ---------------
     Class A Base Principal Distribution Amount paid                                                6,149,981.94
                                                                                                 ---------------
      Class A Base Principal Distribution Amount remaining unpaid                                             --

     Class A-1 Note Principal Balance as of preceding Payment Date                                            --
     Class A-1 Base Principal Distribution Amount paid                                                        --
                                                                                                 ---------------
      Class A-1 Note Principal Balance after distribution on Payment Date                                     --
                                                                                                 ---------------

     Remaining Class A Base Principal Distribution Amount                                           6,149,981.94
                                                                                                 ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                                 34,914,573.99
     Class A-2 Base Principal Distribution Amount paid                                              6,149,981.94
                                                                                                   -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                         28,764,592.05

     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                   -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                 52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                                        --
                                                                                                   -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                         52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                   -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                 70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                                        --
                                                                                                   -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                         70,687,140.00

  REMAINING AVAILABLE FUNDS                                                                           334,238.14

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                     --
     Note Insuer Reimbursement Amount paid                                                                    --
                                                                                                   -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                        --
  REMAINING AVAILABLE FUNDS                                                                           334,238.14

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                  3,437,220.97
     Class B-1 Base Principal Distribution due                                                        133,695.26
     Class B-1 Base Principal Distribution paid                                                       133,695.26
                                                                                                   -------------
       Class B-1 Base Principal Distribution remaining unpaid                                                 --
       Class B-1 Note Principal Balance after distribution on Payment Date                          3,303,525.71

  REMAINING AVAILABLE FUNDS                                                                           200,542.88

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                  1,718,610.17
     Class B-2 Base Principal Distribution due                                                         66,847.62
     Class B-2 Base Principal Distribution paid                                                        66,847.62
                                                                                                   -------------
       Class B-2 Base Principal Distribution remaining unpaid                                                 --
       Class B-2 Note Principal Balance after distribution on Payment Date                          1,651,762.55
 REMAINING AVAILABLE FUNDS                                                                            133,695.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000



CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                  3,437,220.98
     Class B-3 Base Principal Distribution due                                                        133,695.26
     Class B-3 Base Principal Distribution paid                                                       133,695.26
                                                                                                   -------------
       Class B-3 Base Principal Distribution remaining unpaid                                               0.00
       Class B-3 Note Principal Balance after distribution on Payment Date                          3,303,525.71
  REMAINING AVAILABLE FUNDS                                                                                   --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                              --
     Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                   -------------
     Remaining Indenture Trustee Expenses unpaid                                                              --
  REMAINING AVAILABLE FUNDS                                                                                   --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                 --
     Other Amounts Due Servicer under Servicing Agreement paid                                                --
                                                                                                   -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    --
  REMAINING AVAILABLE FUNDS                                                                                   --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                  174,783,743.11
      ADCPB, end of Collection Period                                                        168,299,523.02
                                                                                             --------------
      Base Principal Amount                                                                    6,484,220.09

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          5,041,279.95
      Servicing Advances collected during the current Collection Period                        5,041,279.95
                                                                                             --------------
      Unreimbursed Servicing Advances as of current Determination Date                                   --


CALCULATION OF INTEREST DUE


                       Beginning                          Current                        Total
                       Principal         Interest         Interest       Overdue       Interest
        Class           Balance            Rate             Due          Interest         Due
      ---------      --------------      --------       ------------     --------     ----------

      Class A-1                  --       5.2150%                --         --                --
      Class A-2       34,914,573.99       5.4900%        159,734.18         --        159,734.18
      Class A-3       52,510,447.00       5.4500%        238,484.95         --        238,484.95
      Class A-4       70,687,140.00       5.6280%        331,522.69         --        331,522.69
      Class B-1        3,437,220.97       7.3400%         21,024.33         --         21,024.33
      Class B-2        1,718,610.17       9.5100%         13,619.99         --         13,619.99
      Class B-3        3,437,220.98       6.2420%         17,879.28         --         17,879.28
                     --------------       -------        -----------     --------     ----------
                     166,705,213.11       5.6310%        782,265.41         --        782,265.41


CALCULATION OF PRINCIPAL DUE

                         Base              Base                       Total
                      Principal         Principal       Overdue     Principal
        Class        Amount Pct.         Amount        Principal       Due
      ---------      -----------     ------------      ---------  ------------

      Class A           94.845%      6,149,981.94         --      6,149,981.94
      Class B-1          2.062%        133,695.26         --        133,695.26
      Class B-2          1.031%         66,847.62         --         66,847.62
      Class B-3          2.062%        133,695.26         --        133,695.26
                                     ------------      ---------  ------------
                                     6,484,220.09         --      6,484,220.09


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 174,783,743.11
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Servicer Fee due current period                                                             72,826.56
      Prior Servicer Fee arrearage                                                                       --
                                                                                             --------------
      Servicer Fee due                                                                            72,826.56

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2000

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             158,112,160.99
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Premium Amount due Current Period                                                           18,446.42
      Prior Premium Amount arrearage                                                                     --
                                                                                             --------------
        Total Premium Amount due                                                                  18,446.42

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                             --------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                             --------------
      Total Indenture Trustee Expenses due                                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement -- current period                             --
      Prior Other Amounts Due Servicer under Servicing Agreement -- arrearage                            --
                                                                                             --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000




RESTRICTING EVENT DETERMINATION:

                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                          Yes/No
                                                                                                          ------
     A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                   No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                                          No



EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT



       Section                                            Event                                           Yes/No
     ----------  ---------------------------------------------------------------------------------------- ------

     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed (1)  No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


Gross Charge Event Calculation:

                                                                                                             Result
                                                                                                             ------
    Gross Charge Off Ratio Current Period                                                                      0.75%
    Gross Charge Off Ratio Prior Period                                                                       (0.18)%
    Gross Charge Off Ratio Second Prior Period                                                                 2.56%
                                                                                                             ------
      Average of Gross Charge Off Ratio for Three Periods                                                      1.04%
    Maximum Allowed                                                                                            2.50%



    Gross Charge Off Ratio:


                             ADCPB of                                                               Gross Charge Off Ratio
                           All Defaulted           Less                         End of Month             Charge Offs/
                             Contracts          Recoveries         Charge Offs      ADCPB                   ADCPB
                           -------------        ----------         -----------  --------------      ----------------------
    Current Period           181,821.03          76,180.09          105,640.94  168,299,523.02                0.75%
    Prior Period             428,991.40         455,639.65          (26,648.25) 174,783,743.11               (0.18)%
    Second Prior Period      577,662.88         188,393.97          389,268.91  182,250,095.03                2.56%



Delinquency Event Calculation:

                                                                                                            Results
                                                                                                            -------
    Delinquency Trigger Ratio Current Period                                                                  4.96%
    Delinquency Trigger Ratio Prior Period                                                                    4.71%
    Delinquency Trigger Ratio Second Prior Period                                                             5.14%
    Average of Delinquency Trigger Ratios                                                                     4.94%
    Maximum Allowed                                                                                           7.50%


    Delinquency Trigger Ratio:

                                 A                    B                      A/B
                                 -                    -                      ---
                            ADCPB of               ADCPB of
                         Contract > 30 Days      All Contracts        Delinquency Trigger
                             Past Due           As of Month-End             Ratio:
                         ------------------     ---------------       -------------------

    Current Period           8,502,388.47       171,265,576.95               4.96%
    Prior Period             8,224,834.44       174,783,743.11               4.71%
    Second Prior Period      9,523,656.86       185,155,322.76               5.14%



                             ADCPB             Delinquency Ratio
                            -----------        -----------------

    Current                 162,763,188             95.04%
    31-60 Days Past Due       4,181,212              2.44%
    61-90 Days Past Due       1,965,275              1.15%
    91+ Days Past Due         2,355,901              1.38%
                            -----------            ------
    TOTAL                   171,265,577            100.00%


Substitution Limits


    ADCPB as of Cut-Off Date                                                                         269,284,343.00
    Maximum Substitution (10% of Initial)                                                             26,928,434.30

    Prior month Cumulative ADCPB Substituted                                                           2,848,148.91
    Current month ADCPB Substituted                                                                       25,527.06
    Cumulative ADCPB Substituted                                                                       2,873,675.97

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


Available Amount to Note Holders:                                                                  7,499,245.73

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      11,271.55
              (b) Servicer Fees from current and prior Collection Period                              89,324.20
              (c) Servicing Charges inadvertantly deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             22,723.94
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                 20,591.36
              Class A-2 Note Interest                                                                260,047.14
              Class A-3 Note Interest                                                                221,916.32
              Class A-4 Note Interest                                                                401,672.54

(viii)      Class B-1 Note Interest                                                                   23,323.79
(ix)        Class B-2 Note Interest                                                                   17,625.17
(x)         Class B-3 Note Interest                                                                   13,955.46
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                              5,330,099.52
              Class A-2 Principal Distribution Amount                                                802,957.50
              Class A-3 Principal Distribution Amount                                                        --
              Class A-4 Principal Distribution Amount                                                        --
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            133,327.34
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             66,663.67
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             83,329.58
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                              --



            Reviewed By:



            --------------------------------------------------------------------
            Robert J. Henchey
            Executive Vice President

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


                     Initial          Beginning         Base         Additional        Total          Ending             Ending
                    Principal         Principal       Principal      Principal       Principal       Principal         Certificate
    Class            Balance           Balance       Distribution   Distribution   Distribution       Balance            Factor
-------------     --------------   --------------    ------------   ------------   ------------    --------------      -----------
Class A-1          70,688,994.00     5,330,099.52    5,330,099.52             --   5,330,099.52                --       0.0000000
Class A-2          57,258,085.00    57,258,085.00      802,957.50             --     802,957.50     56,455,127.50       0.9859765
Class A-3          48,068,516.00    48,068,516.00              --             --             --     48,068,516.00       1.0000000
Class A-4          84,119,903.00    84,119,903.00              --             --             --     84,119,903.00       1.0000000
                  --------------   --------------    ------------   ------------   ------------    --------------       ---------
 Total Class A    260,135,498.00   194,776,603.52    6,133,057.02             --   6,133,057.02    188,643,546.50       0.7251742
Class B-1           5,655,120.00     4,234,274.35      133,327.34             --     133,327.34      4,100,947.01       0.7251742
Class B-2           2,827,560.00     2,117,137.17       66,663.67             --      66,663.67      2,050,473.50       0.7251742
Class B-3           3,534,450.00     2,646,421.47       83,329.58             --      83,329.58      2,563,091.88       0.7251742
                  --------------   --------------    ------------   ------------   ------------    --------------
 Total            272,152,628.00   203,774,436.51    6,416,377.61             --   6,416,377.61    197,358,058.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2000                                   613,614.31
     Investment earnings on amounts in Collection Account                                  17,497.02
     Payments due Collection Account from last 3 business days of Collection Period     1,475,267.79
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     5,392,866.61
                                                                                        ------------
      Available Funds on Payment Date                                                   7,499,245.73
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               7,499,245.73
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               7,499,245.73
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    11,271.55
     Unreimbursed Servicer Advances paid                                                   11,271.55
                                                                                        ------------
      Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,487,974.18
SERVICER FEES
     Servicer Fees due                                                                     89,324.20
     Servicer Fees paid                                                                    89,324.20
                                                                                        ------------
      Servicer Fees remaining unpaid                                                              --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               7,398,649.98
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,398,649.98
PREMIUM AMOUNT
     Premium Amount due                                                                    22,723.94
     Premium Amount paid                                                                   22,723.94
                                                                                        ------------
      Premium Amount remaining unpaid                                                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,375,926.05
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
      Indenture Trustee Fee remaining unpaid                                                      --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              7,375,509.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                      --------------
      Indenture Trustee Expenses unpaid                                                           --

 REMAINING AVAILABLE FUNDS                                                              7,375,509.38
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                               20,591.36
     Class A-2 Note Interest                                                              260,047.14
     Class A-3 Note Interest                                                              221,916.32
     Class A-4 Note Interest                                                              401,672.54
                                                                                      --------------
      Total Class A Interest due                                                          904,227.35
                                                                                      --------------
 REMAINING AVAILABLE FUNDS                                                              6,471,282.03
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                           23,323.79
     Class B-1 Note Interest paid                                                          23,323.79
                                                                                      --------------
      Class B-1 Note Interest remaining unpaid                                                    --
                                                                                      --------------
 REMAINING AVAILABLE FUNDS                                                              6,447,958.24
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                           17,625.17
     Class B-2 Note Interest paid                                                          17,625.17
                                                                                      --------------
      Class B-2 Note Interest remaining unpaid                                                    --
                                                                                      --------------
 REMAINING AVAILABLE FUNDS                                                              6,430,333.07
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                           13,955.46
     Class B-3 Note Interest paid                                                          13,955.46
                                                                                      --------------
     Class B-3 Note Interest remaining unpaid                                                     --
                                                                                      --------------
 REMAINING AVAILABLE FUNDS                                                              6,416,377.61
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                     6,133,057.02
     Class A Note Principal Balance as of preceding Payment Date                      194,776,603.52
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    6,133,057.02
                                                                                      --------------
     Class A Base Principal Distribution Amount remaining unpaid                                  --

     Class A-1 Note Principal Balance as of preceding Payment Date                      5,330,099.52
     Class A-1 Base Principal Distribution Amount paid                                  5,330,099.52
                                                                                      --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                          --

     Remaining Class A Base Principal Distribution Amount                                 802,957.50
                                                                                      --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                     57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                                    802,957.50
                                                                                       -------------
      Class A-2 Note Principal Balance after distribution on Payment Date              56,455,127.50

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                       -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                     48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                            --
                                                                                       -------------
      Class A-3 Note Principal Balance after distribution on Payment Date              48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                       -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                     84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                       -------------
      Class A-4 Note Principal Balance after distribution on Payment Date              84,119,903.00

 REMAINING AVAILABLE FUNDS                                                                283,320.59

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                         --
     Note Insuer Reimbursement Amount paid                                                        --
                                                                                       -------------
     Note Insuer Reimbursement Amount remaining unpaid                                            --
 REMAINING AVAILABLE FUNDS                                                                283,320.59

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                      4,234,274.35
     Class B-1 Base Principal Distribution due                                            133,327.34
     Class B-1 Base Principal Distribution paid                                           133,327.34
                                                                                       -------------
      Class B-1 Base Principal Distribution remaining unpaid                                      --
      Class B-1 Note Principal Balance after distribution on Payment Date               4,100,947.01

 REMAINING AVAILABLE FUNDS                                                                149,993.25

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                      2,117,137.17
     Class B-2 Base Principal Distribution due                                             66,663.67
     Class B-2 Base Principal Distribution paid                                            66,663.67
                                                                                       -------------
      Class B-2 Base Principal Distribution remaining unpaid                                      --
      Class B-2 Note Principal Balance after distribution on Payment Date               2,050,473.50
 REMAINING AVAILABLE FUNDS                                                                 83,329.58
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date                      2,646,421.47
     Class B-3 Base Principal Distribution due                                             83,329.59
     Class B-3 Base Principal Distribution paid                                            83,329.58
                                                                                        ------------
     Class B-3 Base Principal Distribution remaining unpaid                                     0.00
     Class B-3 Note Principal Balance after distribution on Payment Date                2,563,091.88
REMAINING AVAILABLE FUNDS                                                                         --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                  --
     Remaining Indenture Trustee Expenses paid                                                    --
                                                                                        ------------
     Remaining Indenture Trustee Expenses unpaid                                                  --
REMAINING AVAILABLE FUNDS                                                                         --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                     --
     Other Amounts Due Servicer under Servicing Agreement paid                                    --
                                                                                        ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                        --
REMAINING AVAILABLE FUNDS                                                                         --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 214,378,074.60
      ADCPB, end of Collection Period                                       207,961,696.99
                                                                            --------------
      Base Principal Amount                                                   6,416,377.61

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         6,673,600.61
      Servicing Advances collected during the current Collection Period       6,662,329.06
                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date           11,271.55

CALCULATION OF INTEREST DUE

                  Beginning                                  Current                                      Total
                  Principal             Interest             Interest              Overdue              Interest
  Class            Balance                Rate                  Due                Interest                Due
---------     ----------------      ----------------      ----------------     ----------------     ----------------
Class A-1         5,330,099.52                4.9670%            20,591.36                   --            20,591.36
Class A-2        57,258,085.00                5.4500%           260,047.14                   --           260,047.14
Class A-3        48,068,516.00                5.5400%           221,916.32                   --           221,916.32
Class A-4        84,119,903.00                5.7300%           401,672.54                   --           401,672.54
Class B-1         4,234,274.35                6.6100%            23,323.79                   --            23,323.79
Class B-2         2,117,137.17                9.9900%            17,625.17                   --            17,625.17
Class B-3         2,646,421.47                6.3280%            13,955.46                   --            13,955.46
              ----------------      ----------------      ----------------     ----------------     ----------------
                203,774,436.51                5.6482%           959,131.77                   --           959,131.77

CALCULATION OF PRINCIPAL DUE

                     Base             Base                               Total
                  Principal         Principal         Overdue          Principal
  Class          Amount Pct.         Amount          Principal            Due
---------        -----------     -------------     -------------     -------------
Class A              95.584%      6,133,057.02                --      6,133,057.02
Class B-1             2.078%        133,327.34                --        133,327.34
Class B-2             1.039%         66,663.67                --         66,663.67
Class B-3             1.299%         83,329.59                --         83,329.59
                                 -------------     -------------     -------------
                                  6,416,377.61                --      6,416,377.61

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date      214,378,074.60
      Servicer Fee Rate                                    0.500%
      One-twelfth                                           1/12
                                                 ---------------
      Servicer Fee due current period                  89,324.20
      Prior Servicer Fee arrearage                            --
                                                 ---------------
      Servicer Fee due                                 89,324.20

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      194,776,603.52
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    22,723.94
      Prior Premium Amount arrearage                                                              --
                                                                                     ---------------
      Total Premium Amount due                                                             22,723.94

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                     Yes/No
                                                     ------
A) Event of Servicer Termination (Yes/No)              No
B) Note Insurer has Made a Payment (Yes/No)            No
C) Gross Charge Off Event has Occurred (Yes/No)        No
D) Delinquency Trigger Event has Occurred (Yes/No)     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                  Yes/No
                                                                                                  ------
A) Failure to distribute to the Noteholders all or part of any payment of Interest
required to be made under the terms of such Notes or the Indenture when due; and,                   No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal Note on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                       Event                                               Yes/No
   ---------   ------------------------------------------------------------------------------------   ------
   6.01(i)     Failure to make payment required                                                          No
   6.01(ii)    Failure to submit Monthly Statement                                                       No
   6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                      No
   6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                            No
   6.01(v)     Servicer files a voluntary petition for bankruptcy                                       No
   6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
               within 60 days                                                                           No
   6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                No
   6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


Available Amount to Note Holders:                                                            3,963,504.54
Reserve Account balance, beginning                                                           1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                         -
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                        -
(iii)      Aggregate of:
           (a) Unreimbursed Servicer Advances                                                    8,859.45
           (b) Servicer Fees from current and prior Collection Period                           67,288.68
           (c) Servicing Charges inadvertantly deposited in Collection Account                          -
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                -
(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                             81,164.82
            Class A-2 Note Interest                                                            172,031.87
            Class A-3 Note Interest                                                            105,098.57
            Class A-4 Note Interest                                                            360,555.57
(vii)      Class B Note Interest                                                                82,327.82
(viii)     Class C Note Interest                                                                61,362.83
(ix)       Class D Note Interest                                                                18,732.42
(x)        Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                          2,948,366.78
            Class A-2 Principal Distribution Amount                                                     -
            Class A-3 Principal Distribution Amount                                                     -
            Class A-4 Principal Distribution Amount                                                     -
(xi)       Class B Base Principal Distribution Amount                                                   -
(xii)      Class C Base Principal Distribution Amount                                                   -
(xiii)     Class D Base Principal Distribution Amount                                                   -
(xv)       Class E Note Interest                                                                13,848.50
(xvi)      Class E Principal Distribution Amount                                                        -
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                   -
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                -
(xx)       Remaining Amount to Residual Holder                                                  43,450.57


Reserve Account balance, ending                                                              1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                 8,451.52

           Reviewed By:



           ---------------------------------------------------------
           SANDY B. HO
           CHIEF FINANCIAL OFFICER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2000                                   408,654.60
     Investment earnings on amounts in Collection Account                                   8,989.29
     Payments due Collection Account from last 3 business days of Collection Period     1,026,035.95
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     2,519,824.70
                                                                                        ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                    3,963,504.54
     Reserve Account balance                                                            1,751,034.78
                                                                                        ------------
     TOTAL AVAILABLE FUNDS                                                              5,714,539.32

Initial Unpaid Amounts inadvertantly deposited in Collection Account                              --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                               5,714,539.32

Indemnity Payments paid inadvertantly deposited in Collection Account                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                               5,714,539.32

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     8,859.45
     Unreimbursed Servicer Advances paid                                                    8,859.45
                                                                                        ------------
      Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                               5,705,679.87

SERVICER FEES
     Servicer Fees due                                                                     67,288.68
     Servicer Fees paid                                                                    67,288.68
                                                                                        ------------
      Servicer Fees remaining unpaid                                                               --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                               5,638,391.19

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                               5,638,391.19

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
      Indenture Trustee Fee remaining unpaid                                                       --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                               5,637,974.52

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                        ------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                        ------------
      Indenture Trustee Expenses unpaid                                                            --
 REMAINING AVAILABLE FUNDS                                                               5,637,974.52

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                81,164.82
     Class A-2 Note Interest                                               172,031.87
     Class A-3 Note Interest                                               105,098.57
     Class A-4 Note Interest                                               360,555.57
      Total Class A Interest due                                           718,850.83
                                                                       --------------
    REMAINING AVAILABLE FUNDS                                            4,919,123.70

CLASS B NOTE INTEREST
     Class B Note Interest due                                              82,327.82
     Class B Note Interest paid                                             82,327.82
                                                                       --------------
      Class B Note Interest remaining unpaid                                      --
                                                                       --------------
    REMAINING AVAILABLE FUNDS                                            4,836,795.87

CLASS C NOTE INTEREST
     Class C Note Interest due                                              61,362.83
     Class C Note Interest paid                                             61,362.83
                                                                       --------------
      Class C Note Interest remaining unpaid                                      --
                                                                       --------------
    REMAINING AVAILABLE FUNDS                                            4,775,433.05

CLASS D NOTE INTEREST
     Class D Note Interest due                                              18,732.42
     Class D Note Interest paid                                             18,732.42
                                                                       --------------
      Class D Note Interest remaining unpaid                                      --
                                                                       --------------
    REMAINING AVAILABLE FUNDS                                            4,756,700.63

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                      2,877,605.98
     Class A Note Principal Balance as of preceding Payment Date       129,974,206.41
                                                                       --------------
     Class A Base Principal Distribution Amount paid                     2,877,605.98
                                                                       --------------
      Class A Base Principal Distribution Amount remaining unpaid                 --
     Class A-1 Note Principal Balance as of preceding Payment Date      17,207,566.41
     Class A-1 Base Principal Distribution Amount paid                   2,877,605.98
                                                                       --------------
      Class A-1 Note Principal Balance after distribution               14,329,960.43
                                                                       --------------
     Remaining Class A Base Principal Distribution Amount                         --
                                                                       --------------
     Class A-2 Note Principal Balance as of preceding Payment Date      31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                            --
                                                                       --------------
      Class A-2 Note Principal Balance after distribution               31,956,385.00
     Remaining Class A Base Principal Distribution Amount                         --
                                                                       --------------
     Class A-3 Note Principal Balance as of preceding Payment Date      18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                            --
                                                                       --------------
      Class A-3 Note Principal Balance after distribution               18,823,624.00
     Remaining Class A Base Principal Distribution Amount                         --
                                                                       --------------
     Class A-4 Note Principal Balance as of preceding Payment Date      61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                            --
                                                                       --------------
      Class A-4 Note Principal Balance after distribution               61,986,631.00
    REMAINING AVAILABLE FUNDS                                            1,879,094.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
   Class B Note Principal Balance as of preceding Payment Date          13,570,520.00
   Class B Base Principal Distribution due                                       --
   Class B Base Principal Distribution paid                                      --
                                                                       --------------
     Class B Base Principal Distribution remaining unpaid                        --
     Class B Note Principal Balance after distribution on Payment Date  13,570,520.00
  REMAINING AVAILABLE FUNDS                                              1,879,094.65

CLASS C BASE PRINCIPAL
     DISTRIBUTION
   Class C Note Principal Balance as of preceding Payment Date           9,192,933.00
   Class C Base Principal Distribution due                                       --
   Class C Base Principal Distribution paid                                      --
                                                                       --------------
     Class C Base Principal Distribution remaining unpaid                        --
     Class C Note Principal Balance after distribution on Payment Date   9,192,933.00
   REMAINING AVAILABLE FUNDS                                             1,879,094.65

CLASS D BASE PRINCIPAL DISTRIBUTION
   Class D Note Principal Balance as of preceding Payment Date           2,188,793.00
   Class D Base Principal Distribution due                                       --
   Class D Base Principal Distribution paid                                      --
                                                                       --------------
     Class D Base Principal Distribution remaining unpaid                        --
     Class D Note Principal Balance after distribution on Payment Date   2,188,793.00
   REMAINING AVAILABLE FUNDS                                             1,879,094.65

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
   Class A-1 Note Principal Balance after Base Principal                14,329,960.43
   Class A-1 Reallocated Principal Distribution                                  --
                                                                       --------------
     Class A-1 Note Principal Balance after Reallocation                14,329,960.43
   Remaining Available Funds                                             1,879,094.65
                                                                       --------------
    Class A-2 Note Principal Balance after Base Principal               31,956,385.00
    Class A-2 Reallocated Principal Distribution                                 --
                                                                       --------------
      Class A-2 Note Principal Balance after Reallocation               31,956,385.00
    Remaining Available Funds                                            1,879,094.65
                                                                       --------------
     Class A-3 Note Principal Balance after Base Principal              18,823,624.00
     Class A-3 Reallocated Principal Distribution                                --
                                                                       --------------
       Class A-3 Note Principal Balance after Reallocation              18,823,624.00
     Remaining Available Funds                                           1,879,094.65
                                                                       --------------
      Class A-4 Note Principal Balance after Base Principal             61,986,631.00
      Class A-4 Reallocated Principal Distribution                               --
                                                                       --------------
        Class A-4 Note Principal Balance after Reallocation             61,986,631.00
      REMAINING AVAILABLE FUNDS                                          1,879,094.65

   CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
      Class B Note Principal Balance after Base Principal               13,570,520.00
      Class B Reallocated Principal Distribution paid                            --
                                                                       --------------
        Class B Note Principal Balance after Reallocation               13,570,520.00
     REMAINING AVAILABLE FUNDS                                           1,879,094.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                 9,192,933.00
     Class C Reallocated Principal Distribution paid                               --
                                                                       --------------
      Class C Note Principal Balance after Reallocation                  9,192,933.00
 REMAINING AVAILABLE FUNDS                                               1,879,094.65

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                 2,188,793.00
     Class D Reallocated Principal Distribution paid                               --
      Class D Note Principal Balance after Reallocation                  2,188,793.00
 REMAINING AVAILABLE FUNDS                                               1,879,094.65

CLASS E NOTE INTEREST
     Class E Note Interest due                                              13,848.50
     Class E Note Interest paid                                             13,848.50
                                                                       --------------
      Class E Note Interest remaining unpaid                                       --
                                                                       --------------
 REMAINING AVAILABLE FUNDS                                               1,865,246.15

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date         2,363,897.00
     Class E Base Principal Distribution due                                       --
     Class E Base Principal Distribution paid                                      --
                                                                       --------------
      Class E Base Principal Distribution remaining unpaid                         --
      Class E Note Principal Balance after distribution on Payment Date  2,363,897.00
 REMAINING AVAILABLE FUNDS                                               1,865,246.15

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                 2,363,897.00
     Class E Reallocated Principal Distribution paid                               --
      Class E Note Principal Balance after Reallocation                  2,363,897.00
 REMAINING AVAILABLE FUNDS                                               1,865,246.15

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal       14,329,960.43
     Class A-1 Supplemental Principal Distribution                          70,760.80
                                                                       --------------
      Class A-1 Note Principal Balance after Supplemental               14,259,199.63
 Remaining Available Funds                                               1,794,485.35
                                                                       --------------
     Class A-2 Note Principal Balance after Reallocated Principal       31,956,385.00
     Class A-2 Supplemental Principal Distribution                                 --
                                                                       --------------
      Class A-2 Note Principal Balance after Supplemental               31,956,385.00
 Remaining Available Funds                                               1,794,485.35
                                                                       --------------
     Class A-3 Note Principal Balance after Reallocated Principal       18,823,624.00
     Class A-3 Supplemental Principal Distribution                                 --
                                                                       --------------
      Class A-3 Note Principal Balance after Supplemental               18,823,624.00
 Remaining Available Funds                                               1,794,485.35
                                                                       --------------
     Class A-4 Note Principal Balance after Reallocated Principal       61,986,631.00
     Class A-4 Supplemental Principal Distribution                                 --
                                                                       --------------
      Class A-4 Note Principal Balance after Supplemental               61,986,631.00
 REMAINING AVAILABLE FUNDS                                               1,794,485.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal         13,570,520.00
     Class B Supplemental Principal Distribution paid                              --
                                                                       --------------
       Class B Note Principal Balance after Supplemental                13,570,520.00
 REMAINING AVAILABLE FUNDS                                               1,794,485.35

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal          9,192,933.00
     Class C Supplemental Principal Distribution paid                              --
                                                                       --------------
       Class C Note Principal Balance after Supplemental                 9,192,933.00
 REMAINING AVAILABLE FUNDS                                               1,794,485.35

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal          2,188,793.00
     Class D Supplemental Principal Distribution paid                              --
                                                                       --------------
       Class D Note Principal Balance after Supplemental                 2,188,793.00
 REMAINING AVAILABLE FUNDS                                               1,794,485.35

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal          2,363,897.00
     Class E Supplemental Principal Distribution paid                              --
                                                                       --------------
       Class E Note Principal Balance after Supplemental                 2,363,897.00
 REMAINING AVAILABLE FUNDS                                               1,794,485.35

RESERVE FUND
     Required Reserve Fund Amount                                        1,751,034.78
     Reserve Account Balance, Ending                                     1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                        0.00

                                                                       --------------
 REMAINING AVAILABLE FUNDS                                                  43,450.57

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                   --
     Remaining Indenture Trustee Expenses paid                                     --
                                                                       --------------
       Remaining Indenture Trustee Expenses unpaid                                 --
 REMAINING AVAILABLE FUNDS                                                  43,450.57

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                  43,450.57

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       161,492,832.41
      ADCPB, end of Collection Period                                             158,544,465.63
                                                                                 ---------------
         Base Principal Amount                                                      2,948,366.78

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period               3,392,126.64
      Servicing Advances collected during the current Collection Period             3,383,267.19
                                                                                 ---------------
         Unreimbursed Servicing Advances as of current Determination Date               8,859.45



CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                      161,492,832.41
      Servicer Fee Rate                                                                    0.500%
      One-twelfth                                                                           1/12
                                                                                 ---------------
      Servicer Fee due current period                                                  67,288.68
      Prior Servicer Fee arrearage                                                            --
                                                                                 ---------------
      Servicer Fee due                                                                 67,288.68


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                            416.67
      Prior Indenture Trustee Fee arrearage                                                   --
                                                                                 ---------------
      Total Indenture Trustee Fee due                                                     416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                          --
      Prior Indenture Trustee Expenses arrearage                                              --
                                                                                 ---------------
      Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                   --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  --
                                                                                 ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                              --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
      Current                                                                     156,276,613.58
       31 - 60 days past due                                                        2,114,822.02
       61 - 90 days past due                                                          552,440.59
       91+ days past due                                                            1,852,268.06
                                                                                  160,796,144.25

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning
                 Initial          of Period             Interest                           Interest
   Class         Balance           Balance                Rate         Interest Due          Paid
----------------------------------------------------------------------------------------------------
    A-1       30,818,212.00     17,207,566.41             5.855%         81,164.82         81,164.82
    A-2       31,956,385.00     31,956,385.00             6.460%        172,031.87        172,031.87
    A-3       18,823,624.00     18,823,624.00             6.700%        105,098.57        105,098.57
    A-4       61,986,631.00     61,986,631.00             6.980%        360,555.57        360,555.57
----------------------------------------------------------------------------------------------------
   Class A   143,584,852.00    129,974,206.41                           718,850.83        718,850.83
----------------------------------------------------------------------------------------------------
    B         13,570,520.00     13,570,520.00             7.280%         82,327.82         82,327.82
    C          9,192,933.00      9,192,933.00             8.010%         61,362.83         61,362.83
    D          2,188,793.00      2,188,793.00            10.270%         18,732.42         18,732.42
    E          2,363,897.00      2,363,897.00             7.030%         13,848.50         13,848.50
----------------------------------------------------------------------------------------------------
Total Notes  170,900,995.00    157,290,349.41                           895,122.39        895,122.39
----------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning        (Monthly)     (Reallocated)   (Supplemental)      Total           End           Ending
                 of Period        Principal       Principal       Principal       Principal       of Period     Certificate
   Class          Balance           Paid            Paid            Paid            Paid           Balance        Factor
---------------------------------------------------------------------------------------------------------------------------
    A-1         17,207,566.41    2,877,605.98            0.00       70,760.80    2,948,366.78    14,259,199.63   0.4626874
    A-2         31,956,385.00            0.00            0.00            0.00            0.00    31,956,385.00   1.0000000
    A-3         18,823,624.00            0.00            0.00            0.00            0.00    18,823,624.00   1.0000000
    A-4         61,986,631.00            0.00            0.00            0.00            0.00    61,986,631.00   1.0000000
--------------------------------------------------------------------------------------------------------------
  Class A      129,974,206.41    2,877,605.98            0.00       70,760.80    2,948,366.78   127,025,839.63
--------------------------------------------------------------------------------------------------------------
     B          13,570,520.00            0.00            0.00            0.00            0.00    13,570,520.00   1.0000000
     C           9,192,933.00            0.00            0.00            0.00            0.00     9,192,933.00   1.0000000
     D           2,188,793.00            0.00            0.00            0.00            0.00     2,188,793.00   1.0000000
     E           2,363,897.00            0.00            0.00            0.00            0.00     2,363,897.00   1.0000000
--------------------------------------------------------------------------------------------------------------
Total Notes    157,290,349.41    2,877,605.98            0.00       70,760.80    2,948,366.78   154,341,982.63
--------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


PRINCIPAL PAYMENT CALCULATION

                           Investor          Investor        Investor                       Supplemental
            (defined)      Monthly         Reallocated     Supplemental        Total         Percentage
             Class        Principal          Principal       Principal       Principal      of Principal
   Class   Percentage      Amount             Amount          Amount          Amount         Allocated
---------------------------------------------------------------------------------------------------------
     A       82.00%     2,877,605.98             0.00        70,760.80     2,948,366.78            84.02%
     B        7.75%             0.00             0.00             0.00             0.00             7.94%
     C        5.25%             0.00             0.00             0.00             0.00             5.38%
     D        1.25%             0.00             0.00             0.00             0.00             1.28%
     E        1.35%             0.00             0.00             0.00             0.00             1.38%
---------------------------------------------------------------------------------------------------------
                        2,877,605.98             0.00        70,760.80     2,948,366.78           100.00%
---------------------------------------------------------------------------------------------------------



FLOOR CALCULATION

                  Class    Floor Hit?    Floored
   Class          Floors     (Y/N)     Prin Amount
--------------------------------------------------
     A              --                    N/A
     B              --        No           --
     C              --        No           --
     D              --        No           --
     E              --        No           --
--------------------------------------------------

(Retained) Certificate Balance   4,202,483.00
Initial OC Percentage                   2.40%

Overcollateralization Balance (prior)            4,202,483.00
Overcollateralization Balance (current)          4,202,483.00
Cumulative Loss Amount                                   0.00
Available Funds+Collection Account-Servicing     5,637,974.52

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2000


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
      A) Failure to distribute to the Noteholders all or part of any payment of Interest
     required to be made under the terms of such Notes or the Indenture when due; and,                     No

      B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
     Date to the extent that sufficient Available Funds are on deposit in the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
     Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
     Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
     Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
     case may be.                                                                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

   Section                                    Event                                                                  Yes/No
   -------    ----------------------------------------------------------------------------------------------------   ------
   6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                         No
   6.01(ii)   Failure to submit Monthly Statement                                                                      No
   6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                                      No
   6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                            No
   6.01(v)    Servicer files a voluntary petition for bankruptcy                                                       No
   6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
   6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                No


                                    Page 10